UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 23, 2007

NETWORK CN INC.
(Exact name of registrant as specified in its charter)

000-30264
(Commission File Number)

Delaware	11-3177042
(State or other jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

21/F, ChinaChem Century Tower
178 Gloucester Road
          Wanchai, Hong Kong
(Address of principal executive offices)

(852) 2833-2186
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

On July 23, 2007, NCN Group Management Limited (“NCN Group”), a subsidiary of Network CN Inc. (the “Company”) entered into Executive Employment Agreements (the “Agreements”) with Chin Tong Godfrey Hui, the Chief Executive Officer, Kuen Kwok So, the Managing Director, Daley Yu Luk Mok, the Chief Financial Officer, Hing Kuen Benedict Fung, the President, and Stanley Kam Wing Chu, the General Manager of the Company and NCN Group (each, an “Executive”) effective July 1, 2007.

Pursuant to the Agreements, Mr. Hui shall receive a monthly base salary of HK$120,000, Mr. So shall receive a monthly base salary of HK$80,000, Mr. Mok shall receive a monthly base salary of HK$70,000, Mr. Fung shall receive a monthly base salary of HK$70,000, and Mr. Chu shall receive a monthly base salary of HK$50,000.

Also pursuant to the Agreements, each Executive shall receive a grant of the Company’s common stock subject to annual vesting over five years in the following amounts:  Mr. Hui, 2,000,000 shares; Mr. So, 2,000,000 shares; Mr. Mok 1,500,000 shares; Mr. Fung 1,200,000 shares and Mr. Chu, 1,000,000 shares.

In addition to base salaries and stock grants disclosed above, the Agreements include the following material provisions:

•	Each Agreement shall continue until termination by either party with three-month advance notice or for cause or disability;

•	Discretionary bonus as determined by the Board of Directors of NCN Group based on the realization of financial and performance goals of the Company and NCN Group;

•
In the event employment is terminated other than for cause, disability, or in the event of the Executive’s resignation for good reason, the Executive is entitled to severance payments consisting of his then base salary for 48 months provided there has been no change in control of either NCN Group or the Company, or for 60 months if there has been a change in control of either NCN Group or the Company in the preceding one year;

•
Restrictive covenants on other employment after termination for a period of six months without the approval of NCN Group’s Board of Directors, non-solicitation of customer, suppliers or employees of NCN Group, and confidentiality.

The Agreements attached to this Current Report on Form 8-K as Exhibits 10.1 through 10.5, are hereby incorporated by reference in response to this Item 5.02.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit Number	Description
10.1	Executive Employment Agreement by and between the NCN Group and Chin Tong Godfrey Hui dated July 23, 2007.
10.2	Executive Employment Agreement by and between the NCN Group and Kuen Kwok So dated July 23, 2007.
10.3	Executive Employment Agreement by and between the NCN Group and Daley Yu Luk Mok dated July 23, 2007.
10.4	Executive Employment Agreement by and between the NCN Group and Hing Kuen Benedict Fung dated July 23, 2007.
10.5	Executive Employment Agreement by and between the NCN Group and Stanley Kam Wing Chu dated July 23, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETWORK CN INC.

Date: July 24, 2007	By:	/s/ Godfrey Hui
Godfrey Hui
Chief Executive Officer